UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2023 (December 14, 2021)

FORBION EUROPEAN ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41148	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, Delaware	19807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 732 838-4533

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FRBN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FRBNW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	FRBNU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 3, 2023, Forbion European Acquisition Corp. (the “Company”) filed with the Cayman Islands Registry of Companies (the “Registry”) a correction (the “Correction Filing”) to its Amended and Restated Memorandum and Articles of Association initially filed with the Registry on December 9, 2021 (the “Articles”) and filed as Exhibit 3.1 to its current report on Form 8-K filed on December 14, 2021 (the “Original Form 8-K”). The form of Articles that was initially registered at the Registry was a superseded draft version of the Articles, which error was corrected by virtue of the Correction Filing to register the correct form of Articles, as approved by special resolution on 8 December 2021, which were aligned with the terms set out in the Company’s final prospectus dated December 9, 2021 and filed with the U.S. Securities and Exchange Commission on December 13, 2021 in connection with its initial public offering. The Company is filing this Amendment No. 1 to the Original Form 8-K to replace Exhibit 3.1 thereof in its entirety with the Correction Filing included as Exhibit 3.1 hereof. The foregoing description of the Correction Filing is qualified in its entirety by reference to the full text of the Correction Filing filed as Exhibit 3.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Correction Filing dated May 3, 2023 to Forbion European Acquisition Corp.’s Amended and Restated Memorandum and Articles of Association initially filed with the Registry on December 9, 2021.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2023

FORBION EUROPEAN ACQUISITION CORP.

By:	/s/ Jasper Bos
Jasper Bos
Chief Executive Officer